UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2010


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-141686                 20-8387017
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

                               213 E Arkansas Ave
                              Vivian, LA 71082, USA
                             Telephone: 318-734-4737
              Address and telephone of principal executive offices:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ACQUISITION OF BETTE NO.1 AND BETTE NO. 2 WELLS

On May 25, 2010, Avro Energy, Inc. signed a letter agreement to acquire two oil leases in South Arkansas. There are currently two wells on these leases; the Bette No. 1 and Bette No. 2.

Under the terms of this agreement, the Company paid $10 consideration plus granted the vendor an 18% overriding royalty on the leases.

ACQUISITION OF DIXON HEIRS OIL LEASE

On May 28, 2010 Avro Energy, Inc. signed a letter agreement to acquire the Dixon Heirs Oil Lease located in Kiblah, South Arkansas. This lease consists of the Dixon Heirs No. 1 Deep Well and 160 Acre Oil Lease located in South Arkansas. The Dixon Heirs No. 1 Deep Well was initially drilled to 6100 feet. The well is located in Kiblah, Arkansas, and is close to the Company's current production in South Arkansas.

Under the terms of this Agreement, the Company paid $10 consideration plus granted the vendor a 12.5% overriding royalty on the Oil Lease.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT FOR 1,000,000 UNITS

On May 31, 2010, the Company entered into a binding U.S. Share Private Placement and Subscription Agreement (the "Agreement") with an investor, Albury Investments Ltd., a Hong Kong based investment firm and accredited investor, (the "Subscriber"), pursuant to which it sold 1,000,000 Units at a price of $0.25 per Unit for total proceeds of $250,000. Each Unit consists of one restricted common share and one half share purchase warrant. Two half warrants will entitle the Subscriber to acquire one restricted common share at a purchase price of $0.50 per Share for a period of 18 months from the date of issue. The Shares issued under this Private Placement are restricted and will bear the standard restrictive legend pursuant to Rule 144. The Proceeds from this Private Placement were used for the final payment and closing of the Eleven Deep
Producing Oil Wells in Southern Arkansas as previously disclosed in the Company's 8K filed on October 29, 2009. The Company did not pay any commissions or fees in regards to this $250,000 Private Placement Subscription Agreement.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 of the Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits

Exhibit No.                             Description
-----------                             -----------

   10.1     US Share Private Placement Subscription Agreement dated May 31, 2010

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AVRO ENERGY INC.


Date: June 1, 2010                              By: /s/ Donny Fitzgerald
                                                    ----------------------------
                                                    DONNY FITZGERALD


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